UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2018

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873

(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders:

The Company held its Annual Meeting on June 15, 2018 in Somerset, New Jersey. As of April 9, 2018, the record date, there were 11,665,174 shares of Common Stock outstanding. The proposal considered at the Annual Meeting is described in detail in the Proxy Statement as filed on April 2, 2018 with the Securities and Exchange Commission. The proposals described below were voted upon at the Annual Meeting and the number of votes cast with respect to such proposals were as follows:

Resolution	For	Against	Abstain	% of shares voted	Total shares voted
To amend the Company's Certificate of Incorporation.	6,091,721	419,265	3,144	55.84%	6,514,130
To amend the Company's Amended and Restated Equity Incentive Plan.	6,235,240	225,284	5,231	55.43%	6,465,755
To re-elect John N. Daly to the Company's Board of Directors.	6,382,236	74,033	9,486	55.43%	6,465,755

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp.

Date: June 18, 2018	By:	/s/ Stephen Snyder
Stephen Snyder
Chief Executive Officer